Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans [Abstract]
Employee Benefit Plans
11)	Employee Benefit Plans

The Company has two 401(k) profit sharing plans and trusts covering substantially all employees.  WaterStone Bank employees over 18 years of age are immediately eligible to participate in the Bank’s Plan.  Waterstone Mortgage employees over 21 years of age are eligible to participate in its Plan as of the first of the month following their date of employment.  Participating employees may annually contribute pretax compensation in accordance with IRS limits.  The Company made a contribution of $70,000 to one of the Plans during the year ended December 31, 2012.  The Company made no contributions to the Plans during the years ended December 31, 2011 and 2010.

The Company has a nonqualified salary continuation plan for one former employee. This agreement provides for payments of specific amounts over a 10-year period subsequent to the employee’s retirement. The deferred compensation liability was accrued ratably to the employee’s respective normal retirement date. Payments made to the retired employee reduce the liability.  As of December 31, 2012 and 2011, approximately $687,000 and $826,000 was accrued related to this plan. This agreement is funded by a life insurance policy with a death benefit of $6.4 million and a cash surrender value of $3.3 million and $2.9 million at December 31, 2012 and 2011, respectively. The former employee has no interest in this policy.  There was no expense for compensation under this agreement during the years ended December 31, 2012, 2011 and 2010.